Other Long Term Liabilities (Schedule of Other Long Term Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Liability for severance pay	$ 1,239	$ 1,015
Deferred revenues related to non-standard warranty	1,342	670
Total Other long term liabilities	3,260	2,461
Other Long term Liabilities [Member]
Lease liabilities in respect of its ROU assets	$ 679	$ 776